UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): January 22, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:

              ---------------------------------------------------
       (Former name or former address, if changed since last report)



==============================================================================

Item No. 5     Press release dated 22 January 2004 - Holding(s) in Company

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC

                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary



Date: January 22, 2004


The company received the following notification yesterday:

                                                         Aviva plc
                                                         P O Box 89
                                                         Surrey Street
                                                         Norwich NR1 3DR

The Company Secretary
Marconi Corporation plc
34 Grosvenor Square
LONDON W1K 2HD

                                                         21 January 2004


Dear Sir,

MARCONI CORPORATION PLC (THE "COMPANY") - SEDOL 3335442

This notification supersedes our previous notification to you dated 22 September 2003 and is prompted by sales totalling 602,160 on 20 January 2004.

This notification relates to issued ordinary shares of 25p each in the capital of the Company (the "shares") and is given in fulfilment of the obligations imposed by sections 198 to 202 of the Companies Act 1985 (the "Act").

1. Notification on behalf of Morley Fund Management Limited (a subsidiary of Aviva plc).

1.1  We hereby notify you on behalf of Morley Fund Management
Limited that immediately after the time when the obligation to make this notification arose Morley Fund Management Limited were interested in 11,745,254 shares.

1.2 The identification of the registered holders of the shares to which this notification relates and the number of shares held by each of them are set out in the attached Appendix: Morley Fund Management Limited.

2.   Notification on behalf of Aviva plc.

2.1 We hereby notify you on behalf of Aviva plc that immediately after the time when the obligation to make this notification arose Aviva plc were interested in 11,745,254 shares giving the Aviva group a total percentage interest in the shares of 5.86%.

2.2 The identity of the registered holders of the shares to which this notification relates and the number of shares held by each of them are set out in the attached Appendix: Aviva plc.


If you require further information as to which companies in the Aviva group hold interests in the shares (by virtue of s.203 of the Act) please submit a written request and we will be happy to supply this information.

We are only required to notify interests which are defined as material interests when the holding is equal to 3% or more of the Company's relevant share capital. The term material interests exclude certain categories where we do not hold a beneficial interest, for example where the shares are held in an Authorised Unit Trust Scheme or Open Ended Investment Company. Holdings in those categories are therefore not included in the holding notified under this letter. If you wish us to confirm the level of holdings in these categories, please let us know.


Yours faithfully

Abby Condick
For an on behalf of
Aviva plc



The Company Secretary                                     21 January 2004
Marconi Corporation plc

APPENDIX: MORLEY FUND MANAGEMENT LIMITED

REGISTERED HOLDERS                                         NUMBER OF SHARES HELD
BNY Norwich Union Nominees Ltd                         2,810,270      (Material)
Chase GA Group Nominees Ltd                            5,659,755      (Material)
CUIM Nominee Ltd                                       3,275,229      (Material)

TOTAL PERCENTAGE INTEREST OF MORLEY FUND MANAGEMENT LIMITED: 5.86%

ISSUED SHARE CAPITAL ON WHICH THIS NOTIFICATION IS BASED: 200,400,000





The Company Secretary                                            21 January 2004
Marconi Corporation plc

APPENDIX: AVIVA PLC

REGISTERED HOLDERS                                         NUMBER OF SHARES HELD
BNY Norwich Union Nominees Ltd                         2,810,270      (Material)
Chase GA Group Nominees Ltd                            5,659,755      (Material)
CUIM Nominee Ltd                                       3,275,229      (Material)
Ohra Belgium Non-Life                                          1      (Material)

TOTAL PERCENTAGE INTEREST OF AVIVA PLC: 5.86%

ISSUED SHARE CAPITAL ON WHICH THIS NOTIFICATION IS BASED: 200,400,000